                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported): April 30, 2003

                              GEOWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                   000-23926                      94-2920371
(State or other        (Commission File Number)      (IRS Employer Identification
jurisdiction of                                                 Number)
 incorporation)

          300 Crescent Court, Suite 1100                       75201
               Dallas, Texas 75201                           (Zip Code)
     (Address of principal executive offices)

Registrant's telephone number, including area code:  (510) 428-3900

                                EXPLANATORY NOTE
                                ----------------

            This Form  8-K/A is being  filed to  correct  certain  typographical errors in Exhibit 99.2, the Stock Purchase  Agreement dated as of April 30, 2003
(the  "Stock  Purchase  Agreement"),  to the  Form  8-K  that  was  filed by the
Registrant on May 6, 2003. These corrections include a correction to Section 1.1 of the Stock Purchase  Agreement  reflecting the purchase price.  The previously filed  version of this  section  inadvertently  reflected  a  purchase  price of
$250,000  instead of $325,000.  The full text of the  corrected  Stock  Purchase
Agreement is filed herewith and incorporated herein.

Item  7.    Financial Statements and Exhibits.

            c.  Exhibits

              99.2        Stock Purchase Agreement dated as of April 30, 2003 by
                          and between Newcastle Partners,  L.P., Mark E. Schwarz
                          and Geoworks Corporation.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 9, 2003                          Geoworks Corporation

                                            By: /s/ John Murray
                                                --------------------------------
                                                John Murray
                                                Chief Financial Officer

EXHIBIT INDEX

Exhibit No.             Description

99.2                    Stock Purchase  Agreement  dated as of April 30, 2003 by
                        and between  Newcastle  Partners,  L.P., Mark E. Schwarz
                        and Geoworks Corporation.